UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 of the

Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): May 9, 2006

Commission File Number 0-31014

HEALTHEXTRAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-2181356
(State or other Jurisdiction of incorporation)	(IRS Employer Identification No.)

800 King Farm Boulevard

Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As announced in the Registrant’s press release dated May 9, 2006 attached as Exhibit 99.1 hereto, the Registrant’s Chief Financial Officer, Michael P. Donovan, is scheduled to present at the Bank of America 2006 Health Care Conference in Las Vegas, Nevada on Tuesday, May 16, 2006 and a live webcast and replays of the presentation will be available on the Corporate Home Page of the HealthExtras website.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

Not Applicable

(b)	Pro forma financial information:

Not Applicable

(c)	Shell company transactions:

Not Applicable

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release Dated May 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEXTRAS, INC.

Dated: May 10, 2006	By:	/s/ Michael P. Donovan
Michael P. Donovan
Chief Financial Officer and
Chief Accounting Officer